UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported):  January 22, 2020

DPW HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-12711	94-1721931
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

201 Shipyard Way, Newport Beach, CA 92663

(Address of principal executive offices) (Zip Code)

(949) 444-5464

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	DPW	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.04	Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement.

As previously reported in the Current Report on Form 8-K filed by DPW Holdings, Inc. (the “Company”), on July 2, 2019, pursuant to an Exchange Agreement of even date therewith, the Company issued to Bellridge Capital L.P. (“Bellridge”), a Convertible Promissory Note in the principal amount of $783,031.14 (the “Convertible Note”) with a maturity date of December 31, 2019 (the “Maturity Date”).

The Company received a notice of default (the “Notice”) from Bellridge on January 21, 2020 informing it that the Convertible Note was in default because the Company had not repaid the principal, interest, late charges, or other amounts when and as due thereunder. In addition, the Notice states that the Company failed to file a registration statement on Form S-3 for shares of common stock underlying the Convertible Note and obtain authorization thereof by the NYSE American by the agreed upon dates.

The Company notes that, as previously reported in the Current Report on Form 8-K filed on September 26, 2019, the Company entered into a second exchange agreement with Bellridge, pursuant to which, in exchange for the Convertible Note, the Company sold to Bellridge a new convertible promissory note in the principal amount of $815,218.02 with the same Maturity Date.

Prior to receipt of the Notice from Bellridge, the Company was attempting to reach a negotiated settlement with Bellridge, and remains in discussions with Bellridge to do so. Notwithstanding receipt of the Notice, the Company hopes to continue to work with Bellridge to settle its obligations under the Convertible Note. The Company intends to vigorously defend its position should a mutually amicable resolution prove unattainable.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DPW HOLDINGS, INC.

Dated: January 22, 2020	/s/ Henry Nisser
Henry Nisser
Executive Vice President

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